Exhibit 99.10
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT
                                    JULY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-4

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     (a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

          i)  The amount of such distribution allocable to principal:

     Class 4-A1.....$      0.00000000     Class 4-A12....$       0.00000000
     Class 4-A2.....$     23.58457272     Class 4-PO.....$       0.89246165
     Class 4-A3.....$      0.00000000     Class 4-M......$       0.69245210
     Class 4-A4.....$      9.36009534     Class 4-B1.....$       0.69245224
     Class 4-A5.....$      0.00000000     Class 4-B2.....$       0.69245224
     Class 4-A6.....$      8.97131982     Class 4-B3.....$       0.69245154
     Class 4-A7.....$      0.00000000     Class 4-B4.....$       0.69245247
     Class 4-A8.....$      0.00000000     Class 4-B5.....$       0.69245490
     Class 4-A9.....$      0.00000000     Class 4-R......$       0.00000000
     Class 4-A10....$      0.00000000
     Class 4-A11....$      0.00000000

          ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

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     Class 4-A1.....$      0.00000000     Class 4-A12.....$       0.00000000
     Class 4-A2.....$     18.72121918     Class 4-M.......$       0.00000000
     Class 4-A3.....$      0.00000000     Class 4-PO......$       0.70842794
     Class 4-A4.....$      7.42995850     Class 4-B1......$       0.00000000
     Class 4-A5.....$      0.00000000     Class 4-B2......$       0.00000000
     Class 4-A6.....$      7.12135203     Class 4-B3......$       0.00000000
     Class 4-A7.....$      0.00000000     Class 4-B4......$       0.00000000
     Class 4-A8.....$      0.00000000     Class 4-B5......$       0.00000000
     Class 4-A9.....$      0.00000000     Class 4-R.......$       0.00000000
     Class 4-A10....$      0.00000000
     Class 4-A11....$      0.00000000

          iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 4-A1.....       6.25000000     Class 4-A12.....        6.25000000
     Class 4-A2.....       6.06499511     Class 4-M.......        6.24145529
     Class 4-A3.....       6.25000000     Class 4-PO......        0.00000000
     Class 4-A4.....       6.17657639     Class 4-B1......        6.24145423
     Class 4-A5.....       6.25000000     Class 4-B2......        6.24144568
     Class 4-A6.....       6.13890133     Class 4-B3......        6.24143672
     Class 4-A7.....       0.00000000     Class 4-B4......        6.24144487
     Class 4-A8.....       6.13151431     Class 4-B5......        6.24143299
     Class 4-A9.....       6.25000000     Class 4-R.......        0.00000000
     Class 4-A10....       6.25000000     Class 4-S.......        0.24024888
     Class 4-A11....       6.25000000

          iv) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $       73,546.57

     (b)  The amounts below are for the aggregate of all Certificates.

          v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:
                                                           $   347,082,570.29

               The aggregate  number of Mortgage Loans included in the Scheduled
               Principal Balance set forth above:...........            1,237

          vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:
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                                     Class Certificate            Single
                                     Principal Balance      Certificate Balance
                                     -----------------      -------------------
     Class 4-A1................$      21,540,000.00         $         1,000.00
     Class 4-A2................$      33,870,400.34         $           946.81
     Class 4-A3................$      22,546,000.00         $         1,000.00
     Class 4-A4................$      28,952,692.67         $           978.89
     Class 4-A5................$      45,556,000.00         $         1,000.00
     Class 4-A6................$       6,865,325.68         $           973.25
     Class 4-A7................$      10,188,674.32         $         1,018.87
     Class 4-A8................$      54,807,888.84         $           981.04
     Class 4-A9................$      19,614,000.00         $         1,000.00
     Class 4-A10...............$      34,511,000.00         $         1,000.00
     Class 4-A11...............$      20,612,000.00         $         1,000.00
     Class 4-A12...............$      32,552,000.00         $         1,000.00
     Class 4-PO................$         592,158.86         $           997.32
     Class 4-M.................$       4,374,970.91         $           997.94
     Class 4-B1................$       3,499,777.14         $           997.94
     Class 4-B2................$       3,499,777.14         $           997.94
     Class 4-B3................$       1,750,387.54         $           997.94
     Class 4-B4................$         524,916.67         $           997.94
     Class 4-B5................$       1,224,600.18         $           997.94
     Class 4-R.................$               0.00         $             0.00
     Class 4-S.................$     317,623,671.28         $           988.98

          vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

               book value...............................    $             0.00
               unpaid principal balance.................    $             0.00
               number of related mortgage loans.........                     0

          viii)The  aggregate  number  and  aggregate   Principal   Balances  of
               Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

               (a)  delinquent
                    (1)  30-59 days
                       *Number      18     *Principal Balance $   4,707,704.44
                    (2)  60-89 days
                        Number       4      Principal Balance $   1,144,090.46
                    (3)  90 days or more
                        Number       1      Principal Balance $     263,000.00

               (b)  in foreclosure
                        Number       0      Principal Balance $           0.00
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          ix)  The  Scheduled  Principal  Balance of any Mortgage  Loan replaced pursuant to Section  2.03(b),  and of any Modified  Mortgage Loan
               purchased pursuant to Section 3.01(c): ........$           0.00

          x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

               Class 4-S: .......................    0.290400%

              1.  Senior Percentage for such Distribution Date: .. 95.71811300%

              2.  Group I Senior Percentage for such Distribution
                  Date: .......................................... 79.29970200%

              3.  Group II Senior Percentage for such Distribution
                  Date: .......................................... 16.41841100%

              4.  Senior Prepayment Percentage for such Distribution
                  Date:...........................................100.00000000%

              5.  Group I Senior Prepayment Percentage for such
                  Distribution Date: .............................100.00000000%

              6.  Group II Senior Prepayment Percentage for such
                  Distribution Date: .............................  0.00000000%

              7.  Junior Percentage for such Distribution Date: ..  4.28188700%

              8.  Junior Prepayment Percentage for such Distribution
                  Date:  .........................................  0.00000000%